UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 19, 2020

BEL FUSE INC.

(Exact Name of Registrant as Specified in its Charter)

NEW JERSEY	0-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

206 Van Vorst Street, Jersey City, New Jersey	07302
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[                ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[                ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[                ]          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

[                ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock ($0.10 par value)	BELFA	Nasdaq Global Select Market
Class B Common Stock ($0.10 par value)	BELFB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

See disclosure in Item 8.01 herein.

Item 8.01 Other Events.

On May 19, 2020, Bel Fuse Inc. (the “Company”) adjourned its annual meeting of shareholders (the “Annual Meeting”), initially scheduled for May 19, 2020. No action was taken with respect to the proposals described in the Company’s proxy statement.  The Annual Meeting will be reconvened at 2:00 p.m., Eastern Time, on June 10, 2020. The reconvened Annual Meeting will be held virtually by remote communication at the following website address: https://www.cstproxy.com/belfuse/2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2020	BEL FUSE INC.
(Registrant)

By:	/s/Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer